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                                                                    EXHIBIT 23.5

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use of our report dated January 29, 1999 included in this Form S-4 Registration Statement of Park Place Entertainment Corporation, with respect to the financial statements of Metropolitan Entertainment Group, operating as Sheraton Casinos Nova Scotia.

                                              Ernst & Young LLP
                                              Chartered Accountants

Halifax, Canada
August 27, 1999